UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2015

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 17, 2015, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) and certain of its subsidiaries entered into (i) a third amendment (“PF Amendment No. 3”) to that certain Amended and Restated Loan Agreement (PF), dated as of August 12, 2014, as amended (the “PF Loan Agreement”) with Bank of America, N.A. in its capacities as administrative agent and lender, and (ii) a third amendment (the “G&I Amendment No. 3” and together with the PF Amendment No. 3, the “Loan Amendments”) to that certain Amended and Restated Loan Agreement (G&I), dated as of August 12, 2014, as amended (the “G&I Loan Agreement”) with Bank of America, N.A. in its capacities as administrative agent and lender.

Pursuant to the Loan Amendments, the lenders agreed to (i) increase the Maximum Loan Amount (as defined therein) under the PF Loan Agreement from $325 million to $400 million; provided, however, that upon the repayment of borrowings related to certain projects and the release of the related collateral, the Maximum Loan Amount shall be reduced on a dollar for dollar basis until it is reduced to $350 million, (ii) upsize the maximum advances allowed under the PF Loan Agreement to $1.05 billion, (iii) decrease the Maximum Loan Amount (as defined therein) under the G&I Loan Agreement from $125 million to $100 million, and (iv) downsize the maximum advances allowed under the G&I Loan Agreement to $300 million.

Additionally, pursuant to the PF Amendment No. 3, the Company may, with the consent of the administrative agent, borrow against new projects before such projects become Approved Financings (as defined in the PF Loan Agreement) but after they have been pledged as collateral.

Copies of the PF Amendment No. 3 and G&I Amendment No. 3, are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the Loan Amendments are not complete and are qualified in their entirety by reference to the full text of the Loan Amendments.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 3 to Amended and Restated Loan Agreement (PF) and Amendment No. 2 to Amended & Restated Intercreditor Agreement, dated April 17, 2015

1.2	Amendment No. 3 to Amended and Restated Loan Agreement (G&I) and Amendment No. 2 to Amended & Restated Intercreditor Agreement, dated April 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG
SUSTAINABLE INFRASTRUCTURE, INC.

By:	/s/ Steven L. Chuslo
	Name:	Steven L. Chuslo
	Title:	Executive Vice President and General Counsel

Date: April 21, 2015